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                                                                    EXHIBIT 10.2

                                    AGREEMENT


         This Agreement ("Agreement"), dated April 5, 2006, is by and among Coastal Health Care Solutions, LLC, a Florida limited liability company ("CHCS"), Professional Therapy & Rehabilitation Services, LLC, a Florida limited liability company ("PTRS LLC"), and Professional Therapy & Rehab Services, a Florida corporation ("PTRS Inc" and, collectively with CHCS and PTRS LLC, "Sellers"), Kevin R. Ruark ("Ruark") and James H. Pilkington ("Pilkington").


         WHEREAS, pursuant to a Purchase and Sale Agreement ("Purchase Agreement") dated April 5, 2006, by and among New PTRS, LLC, a Florida limited liability company ("Buyer"), which is a wholly-owned subsidiary of Family Home Health Services, Inc., a Nevada corporation ("Company"), the Sellers and the other parties named therein, Buyer has purchased substantially all of the assets of the Sellers; and


         WHEREAS, the Purchase Agreement provides that, in addition to the cash consideration payable by Buyer to Sellers, Sellers are eligible to receive, as further consideration under certain contingent payment provisions based upon earnings of the Sellers' businesses, a minimum of 200,000 shares and a maximum of one million shares of common stock, par value $0.001, of the Company ("Common Stock"); and


         WHEREAS, as a material inducement to the Sellers to enter into the Purchase Agreement, Ruark and Pilkington wish to provide a mechanism whereby Sellers may obtain shares of Common Stock in excess of the one million share limitation contained in the Purchase Agreement should the earnings of Sellers' businesses entitle Sellers, based on the formula in the Purchase Agreement, to a greater number of shares but for the one million share limitation.


         NOW THEREFORE, in consideration of the premises, covenants, terms and conditions contained herein, the parties hereby agree as follows:

         1. Should the earnings of Sellers' businesses for the periods specified in the Purchase Agreement, but for the one million share limitation contained therein, entitle the Sellers to a greater number of shares of Common Stock, Ruark and Pilkington shall assign and deliver to the Sellers, for no further consideration, such additional shares of Common Stock ("Additional Shares").

         2. Any Additional Shares to be delivered to the Sellers hereunder shall be evidenced by stock certificates, issued in such name or names as directed by the Sellers, duly endorsed for transfer by Ruark or Pilkington, as applicable.


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         3. All of the Sellers' investment representations with respect to the shares to be issued pursuant to the Purchase Agreement are hereby incorporated by reference and are deemed equally applicable to any Additional Shares that may be issued hereunder. Without limiting the foregoing, the Sellers specifically represent and warrant that they understand that any Additional Shares to be issued hereunder are "restricted securities" and may not be sold without an effective registration statement or exemption from registration under federal and state securities laws. Any stock certificates shall bear appropriate legends to that effect.

         4. Sellers shall provide such reasonable information and assistance to Ruark and Pilkington in order to comply with applicable securities law requirements regarding the transfer of any Additional Shares pursuant to this Agreement.


         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the day and year first above written.




                                  COASTAL HEALTH CARE SOLUTIONS, LLC,
                                  a Florida limited liability company


                                  By: /s/ David Kyle
                                      ---------------------------------------
                                      Name: David Kyle
                                            ---------------------------------
                                      Its: Executive Administrator
                                           ----------------------------------


                                  PROFESSIONAL THERAPY & REHABILITATION
                                  SERVICES, LLC, a Florida limited liability company


                                  By: /s/ Marc Domb
                                     -----------------------------------------
                                     Name: Marc Domb
                                           -----------------------------------
                                     Its:  Executive Administrator
                                           -----------------------------------


                                  PROFESSIONAL THERAPY & REHAB SERVICES,
                                  INC., a Florida corporation


                                  By: /s/ Marc Domb
                                      ----------------------------------------
                                      Name: Marc Domb
                                           -----------------------------------
                                      Its: President
                                           -----------------------------------


                                  /s/ Kevin R. Ruark
                                  --------------------------------------------
                                  Kevin R. Ruark


                                  /s/ James H. Pilkington
                                  --------------------------------------------
                                  James H. Pilkington



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